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                                                                    EXHIBIT 99.7
                                                                  EXECUTION COPY

                             CONTRIBUTION AGREEMENT

            This CONTRIBUTION AGREEMENT (this "Agreement"), dated as of April 20, 2005, by and between American Television and Communications Corporation, a Delaware corporation ("ATC"), and Time Warner NY Cable LLC, a Delaware limited liability company that has elected to be classified as a corporation for United States federal income tax purposes ("TW NY"), an indirect wholly-owned subsidiary of Time Warner Cable Inc., a Delaware corporation ("TWC"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), between Adelphia Communication Corporation ("Adelphia") and TW NY; except that "ATC Partnership Interest," shall have the meaning set forth in the Amended and Restated Agreement of Limited Partnership of Time Warner Entertainment Company, L.P. ("TWE"), dated as of March 31, 2003.

            WHEREAS, pursuant to the Asset Purchase Agreement, TW NY has agreed to purchase from Adelphia certain assets and assume certain liabilities of Adelphia;

            WHEREAS, after the date hereof but prior to the closing of the transactions contemplated by the Asset Purchase Agreement (the "Adelphia Closing"), TW NY intends to cause TWC to form (or cause one or more of its subsidiaries to form) an indirect wholly owned subsidiary of TWC, which subsidiary shall be the parent of TW NY (such entity, "Newco");

            WHEREAS, ATC has agreed, on the terms and subject to the conditions set forth in this Agreement, to contribute, concurrently with the Adelphia Closing, all of its partnership interests in TWE to Newco in exchange for newly issued shares of non-voting common stock of Newco; and

            WHEREAS, the parties intend that the contribution hereunder shall qualify under Section 351 of the Internal Revenue Code of 1986, as amended.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Contribution and Issuance. On the terms and subject to the conditions set forth in this Agreement, at a closing contemplated by Section 3 (the "Closing") (a) ATC hereby agrees to assign, convey, transfer, contribute and deliver to Newco (or such other direct or indirect wholly owned subsidiary of TWC that holds TWC's interest in TW NY or to TW NY, as designated by TW NY (the "Issuing Entity")) all of its right, title and interest in the ATC Partnership Interest and (b) as consideration for the contribution of the ATC Partnership Interest, TW NY hereby agrees to cause the Issuing Entity to issue to ATC shares of non-voting common stock (the "Issued Equity Interests") in an amount determined in accordance with Section 2 of this

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Agreement. The ATC Partnership Interest and the Issued Equity Interests shall, subject to the satisfaction or waiver of the conditions set forth in this Agreement, be transferred or issued, as applicable, free and clear of any liens (other than those imposed by the organizational documents of TWE or Newco, as applicable, or by applicable securities laws).

            2. Valuation of ATC Partnership Interest and Issued Equity Interests. The Issued Equity Interests shall have a fair market value equal to the fair market value of the ATC Partnership Interest. For purposes of this Agreement, the fair market value of the ATC Partnership Interest shall be deemed equal to $2,925,000,000. In determining the fair market value of the Issued Equity Interests, (i) the Closing and the Adelphia Closing shall be assumed to have occurred concurrently and (ii) the cable systems owned by the Issuing Entity and its subsidiaries, after giving effect to the Adelphia Closing, shall be valued at $3,700 per basic subscriber served by such systems. For the avoidance of doubt, assuming the entire cash infusion to Newco from its Affiliate was in the form of a contribution to Newco for equity and the Closing and the Adelphia Closing occurred concurrently as of the date hereof, the Issued Equity Interests, would represent approximately 9% of the equity of Newco.

            3. Closing. The Closing shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064 on a date and time agreed to by the parties subject to satisfaction or waiver of the conditions set forth in Section 4 below.

            4. Conditions. The obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the prior satisfaction or waiver of the following conditions:

            4.1.1 All of the conditions to the obligations of the parties under the Asset Purchase Agreement shall have been satisfied in accordance with their terms or waived, other than those conditions which, by their terms, can be satisfied only at the Adelphia Closing, which conditions shall be satisfied or waived at the Adelphia Closing concurrently with the transactions contemplated by this Agreement.

            4.1.2 The transactions contemplated by this Agreement shall not be prohibited by any Law nor by any order of any Governmental Entity and, if applicable, (x) all approvals from Governmental Entities shall have been obtained, (y) all filings with Governmental Entities shall have been made, and
(z) all applicable waiting periods in respect of filings or notices to Governmental Entities shall have expired, in each case, as necessary to consummate the transactions contemplated by this Agreement.

            5. Further Assurances. Each party hereto shall execute, deliver, file and record, or cause to be executed, delivered, filed and recorded, such further agreements, instruments and other documents, and take, or cause to be taken, such further actions, as the other party hereto may reasonably request as being necessary or advisable to effect or evidence the transactions contemplated by this Agreement.

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            6. Miscellaneous. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party hereto from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by each party hereto, and (ii) only in the specific instance and for the specific purpose for which made or given. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this letter (or its signature page thereof) shall be deemed to be an executed original thereof.

            7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK.

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            IN WITNESS WHEREOF, this Contribution Agreement has been duly executed and delivered by a duly authorized officer of each party hereto as of the date first above written.

                                      TIME WARNER NY CABLE LLC

                                      By: /s/ David E. O'Hayre
                                          --------------------------------------
                                          Name: David E. O'Hayre
                                          Title: Executive Vice President,
                                                 Investments

                                      AMERICAN TELEVISION AND
                                      COMMUNICATIONS CORPORATION

                                      By: /s/ Robert Marcus
                                          --------------------------------------
                                          Name: Robert D. Marcus
                                          Title: Senior Vice President

ATC Contribution Agreement